THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "1933 ACT"), AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS THE TRANSACTION IS REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE LAW OR AN EXEMPTION FROM REGISTRATION REQUIREMENTS IS AVAILABLE.


                                 AGRITOPE, INC.

               Warrant for the Purchase of Shares of Common Stock
               --------------------------------------------------

                                 April 30, 1998


No. 011                                                            83,333 Shares

FOR VALUE RECEIVED, AGRITOPE, INC., a Delaware corporation (the "Company"), hereby certifies that VECTOR SECURITIES INTERNATIONAL, INC., or permitted assigns thereof ("Vector"), is entitled to purchase from the Company, at any time or from time to time prior to 5:00 p.m., New York City time, on December 30, 2000 (the "Expiration Date"), 83,333 fully paid and nonassessable shares of the common stock, $.01 par value, of the Company, including associated preferred stock purchase rights ("Common Stock"), upon payment of the purchase price of $7.343 per share, subject to adjustment pursuant to the terms hereof.

Hereinafter (i) the shares of Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares,"
(ii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iii) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Warrant Price,"
(iv) this Warrant and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "Warrants" and
(v) the holder of this Warrant is referred to as the "Holder" and the holders of this Warrant and all other Warrants are referred to as the "Holders."

1.       Exercise of Warrant
         -------------------

         This Warrant may be exercised, in whole at any time or in part from time to time, prior to the Expiration Date by the Holder by the surrender of this Warrant to the Company (with the subscription form at the end hereof duly executed) at the address set forth in Section 10 hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, and any applicable taxes. Payment for Warrant Shares shall be made by cashier's check or by wire transfer of funds.

         This Warrant may be exercised in part, and the Holder is entitled to receive a new Warrant covering the Warrant Shares for which this Warrant has not been exercised. Upon such surrender of this Warrant, the Company will (a) issue a certificate in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant. The Company shall not be required to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of Warrants evidenced by this Warrant until any applicable transfer tax and any other taxes or governmental charges that the Company may be required by law to collect in respect of such exercise shall have been paid, such tax being payable by the Holder of this Warrant at the time of surrender for exercise.

         Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in this Section 1, and at such time, the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof.

2.       Reservation of Warrant Shares; Listing; Preservation of Rights
         --------------------------------------------------------------

(a) The Company agrees that, prior to the expiration of this Warrant, the Company will at all times (i) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive or similar contractual rights and
         (ii) use its best efforts to keep the Warrant Shares authorized for quotation on The Nasdaq Stock Market, or on such other national securities exchange or market upon which the Common Stock is then listed.

(b) The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant or the rights represented hereby.

3.       Protection Against Certain Dilution
         -----------------------------------

(a) In case the Company shall hereafter (i) declare a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price and the number and kind of shares of Common Stock receivable upon exercise of this Warrant in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of any Warrant upon the exercise hereof shall be entitled to receive the number and kind of shares of Common Stock or other capital stock of the Company which the Holder would have received had it exercised such Warrant immediately prior thereto. An adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If as a result of an adjustment made pursuant to this Section 3(a), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

(b) In case the Company after the date hereof (a) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other entity to consolidate with or merge into the Company and the Company shall be the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, or (c) shall transfer all or substantially all of its properties or assets to any other entity, or
         (d) shall effect a capital reorganization or reclassification of the Common Stock or other securities of the Company ((a) - (d) being collectively referred to as "Transactions"), the Holder of this Warrant shall have the right thereafter to exercise such Warrant for the kind and amount of securities, cash or other property which the Holder would have received or have been entitled to receive immediately after such Transaction had this Warrant been exercised immediately prior to the effective date of such Transaction and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may be reasonable, in relation to any shares of stock or other securities or in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Section 3(b) shall similarly apply to successive Transactions. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such transaction shall be given to the Holders not less than 30 days prior to said event; provided, however, that issuance of a press release shall constitute such notice.

(c) Nothing in this Warrant Agreement shall be interpreted to require adjustment in the Per Share Warrant Price upon issuance of shares under or grant by the Company of options to employees or directors under any stock option plan or arrangement of the Company approved by the shareholders of the Company, or the issuance of any and all shares of Common Stock upon exercise of such options or upon the issuance of shares under any options, warrants, or convertible securities.

(d) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the then existing Per Share Warrant Price; provided, however, that any adjustments which by reason of this Section 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Section 3(d)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

(e)      Whenever  the Per Share  Warrant  Price is adjusted as provided in this
         Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall prepare and retain on file a statement setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause a copy of such statement to be mailed to the Holders of the Warrants.

(f) The Company will use reasonable efforts to notify the Holders at least twenty (20) days prior to (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for or purchase any shares of stock or any other securities or (ii) any voluntary or involuntary dissolution, liquidation or winding-up of the Company. Any such notice shall include the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and the date or expected date on which any dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, dissolution, liquidation or winding-up.

4.       Rights of Holder as Shareholder
         -------------------------------

         No holder of this Warrant shall, as such, be entitled to vote, receive dividends, or otherwise be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any matter submitted to shareholders at any meeting thereof or otherwise) including, without limitation, giving or withholding consent to any merger, recapitalization, issuance of stock, reclassification of stock, exchange of stock, consolidation or conveyance, or to receive notice of meetings or other actions affecting shareholders or to receive dividends or subscription rights or other distributions.

5.       Fully Paid Stock
         ----------------

         The Company will take all such actions as may be necessary to assure that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price.

6.       Registration under Securities Act of 1933
         -----------------------------------------

(a)      Demand  Registration.  At any time prior to December 30, 2002, upon the
         --------------------
         request of holders of Warrants or Warrant Shares representing a majority of the Warrant Shares issuable upon exercise of this Warrant, the Company agrees that the Company will on two occasions file, under the 1933 Act a registration statement on Form S-3 or a successor form, if available, covering resale of the Registrable Securities (as defined below) issuable upon the exercise of this Warrant (the "Registration Statement"). If Form S-3 is not available to the Company at the time a request for registration is made pursuant to this Section 6(a), the Company will, on one occasion, effect such registration on Form S-1 or other applicable form. The Company will use its best efforts to cause the Registration Statement to become effective as of the soonest practicable date following the date of filing and the Company will (i) take all other reasonable action necessary under any federal law or regulation or under the laws of the state of New York to permit all Registrable Securities to be sold or otherwise disposed of in such jurisdictions, (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to the Registration
         Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier to occur of (x) the sale of all of the Registrable Securities purchasable hereunder and (y) 12 consecutive months after the effective date of such registration statement, and (iii) maintain compliance with the federal securities laws and regulations. For purposes of this
         Section 6, "Registrable Securities" means (a) any Common Stock or other securities issued or issuable upon exercise of this Warrant and (b) any securities issued or issuable with respect to any securities referred to in the foregoing clause by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the 1933 Act, or (c) they shall have ceased to be outstanding.

(b)      Limits  on Registration Rights.  Notwithstanding any other provision of
         ------------------------------
         this Section 6, the Company shall not be obligated to register any Warrant Shares if it furnishes the Holder or Holders a written opinion of counsel to the Company that such Holder or Holders will be able to sell all the Warrant Shares that such Holder or Holders in good faith wish(es) to sell during any three-month period pursuant to Rule 144 (or a comparable successor rule adopted by the Securities and Exchange Commission).

(c)      Furnishing of Prospectus.  The Company shall,  upon  the  filing of the
         ------------------------
         Registration Statement furnish to each Holder of any Registrable Securities (and to each underwriter, if any, of such Registrable
         Securities) such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the 1933 Act and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to Holder shall be subject to the receipt by the Company of reasonable assurances from the Holder that the Holder will comply with the applicable provisions of the 1933 Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses.

(d)      No Demand in Event of  Withdrawal  of Notice.  No right of the  Holders
         --------------------------------------------
         under Section 6(a) shall be deemed to have been exercised if with respect to such right: (i) the requisite notice given by Holders pursuant to Section 6(a) is withdrawn prior to the date of filing of a registration statement or if a registration statement filed by the Company under the 1933 Act pursuant to Section 6(a) is withdrawn prior to its effective date, in either case, by written notice to the Company from Holders to be included or which are included in such registration statement stating that such Holders have elected not to proceed with the offering contemplated by such registration statement because (x) a development in the Company's affairs has occurred or has become known to such Holders subsequent to the date of the notice by the Holders to the Company requesting registration of the Registrable Securities or the filing of such registration statement which, in the judgment of such Holders or the managing underwriter of the proposed public offering, materially and adversely affects the market price of such Registrable Securities or the distribution of such Registrable Securities or (y) a registration statement filed by the Company pursuant to Section 6(a), in the reasonable opinion of counsel for such Holders or the managing underwriter of the proposed public offering, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which made (other than any such statement or omission relating to such Holders and based on information supplied or failed to be supplied by such Holders) and the Company has not, promptly after written notice thereof, corrected such statement or omission in an amendment to such registration statement filed; or (ii) a registration statement pursuant to Section 6(a) shall have become effective under the 1933 Act and less than eighty-five percent (85%) of the Registrable Securities included therein shall have been sold as a result of any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental agency or court.

(e)      Expenses of Offering.  The Company  shall pay all expenses  incurred in
         --------------------
         connection with any registration or other action pursuant to the provisions of this Section 6, other than underwriting discounts and commissions, any legal, accounting, or consulting fees incurred by Holders and taxes relating to the Registrable Securities.

(f)      No Exercise  Requirement.  Nothing contained in this Agreement shall be
         ------------------------
         construed as requiring a Holder to exercise its Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

(g)      Notification  by Company.  The Company shall use reasonable  efforts to
         ------------------------
         notify each Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. The Holders shall not effect sales of Warrant Shares after receipt of such notice from the Company until an amendment becomes effective or the supplement has been filed. The Company's obligations under this Section 6(g) shall expire at such time as the Company is no longer required to maintain the effectiveness of the Registration Statement.

(h)      Compliance with SEC Rules and Regulations.  The Company shall otherwise
         -----------------------------------------
         use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission and will furnish to each Holder of Registrable Securities included in any registration statement at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any amendment or supplement thereof to which any such Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or the rules or regulations thereunder.

(i)      Deferral  Period.  If, because of a  proposed  material  acquisition or
         ----------------
         any other material event, (i) the Company would, in the reasonable opinion of its counsel, be required to disclose material information which, in the good faith judgment of the Company, would not be in the best interests of the Company and its shareholders to disclose at that time or (ii) the filing or effectiveness of a Registration Statement or of a supplement or amendment to the prospectus pursuant to this Section 6 would impede, delay or interfere with any material financing, offer or sale of securities, acquisition, corporate reorganization or other transaction involving the Company or any affiliate of the Company, the Company may defer such filing or effectiveness for a specified period of up to 90 days after such filing or effectiveness would otherwise ordinarily have occurred. The Company may only request deferral pursuant to this section twice during any calendar year.

(j)      Holdback  Agreement.  The Holder,  if  requested  by the Company and an
         -------------------
         underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any Warrant or Warrant Shares for a specified period of time not to exceed 90 days after any underwritten registration statement pursuant to which the Company proposes to sell its securities to the public generally has become effective; provided, however, that all executive officers and directors of the Company enter into similar agreements. In the event the Company should make such a request, the 12-month period mentioned in 6(a) shall be extended by a number of days equal to the actual duration of the holdback period.

7.       Indemnification
         ---------------

(a)      Indemnification  by the Company.  The Company shall  indemnify and hold
         -------------------------------
         harmless each Holder, each of its officers and directors, its legal counsel, and each person, if any, who controls the Holder within the meaning of the 1933 Act against any losses, claims, damages, liabilities (joint or several), or expenses to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law, insofar as such losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"):

                  (i) any untrue  statement  or alleged  untrue  statement  of a
                  material  fact  contained  in  the   Registration   Statement,
                  including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

                  (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                  (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law.

         The Company shall reimburse each Holder and its officers, directors, legal counsel or controlling persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action. This indemnity agreement shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the Holder in any case for any loss, claim, damage, liability, or action (A) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of the Holder or such controlling person or (B) in the case of a sale directly by the Holder (including a sale of such Warrant Shares through any underwriter retained by the Holder or Holders to engage in a distribution solely on behalf of the Holder or the Holders), if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Warrant Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

(b)      Indemnification  by  Holders  of  Warrant  Shares.  Each  Holder  shall
         -------------------------------------------------
         severally but not jointly indemnify and hold harmless the Company, each of its officers and directors, its legal counsel, and each person, if any, who controls the Company within the meaning of the 1933 Act, against any losses, claims, damages, liabilities (joint or several), or expenses to which the Company or any such director, officer, legal counsel, or controlling person may become subject, under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; and provided, further, that the indemnification obligation of such Holder shall be limited to the aggregate public offering price of the Warrant Shares sold by such Holder pursuant to such registration.

(c)      Notice, Defense and Counsel.  Promptly after receipt by an  indemnified
         ---------------------------
         party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

8.       Loss etc. of Warrant
         --------------------

         Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

9.       Amendment
         ---------

         These Warrants may be amended only by written mutual agreement of the Company and the Holders of a majority of the then outstanding Warrants.

10.      Communication
         -------------

         No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed as set forth below:

         If to the Company:         Agritope, Inc
         -----------------
                                    16160 S.W. Upper Boones Ferry Road
                                    Portland, Oregon 97224-7744
                                    Attention:       Gilbert N. Miller
                                                     Executive Vice President
                                                     and Chief Financial Officer
or such other address as the Company has designated in writing to the Holder.

         If to the Holder:      Vector Securities International,  Inc.
         ----------------
                                1751 Lake Cook Road
                                Deerfield, Illinois 60013
                                Attention:  Chairman and Chief Executive Officer

or such other address as the Holder has designated in writing to the Company.

11.      Headings
         --------

         The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

12.      Applicable Law
         --------------

         This Warrant shall be governed by and construed in accordance with the laws of the State of Oregon without giving effect to the principles of conflicts of laws thereof.

13.      Assignment
         ----------

         The Holder may assign or transfer this Warrant in whole or in part by completing and delivering to the Company the applicable document of assignment, duly executed, in the form attached hereto. Upon any such assignment or transfer, the term "Holder" shall be deemed to include any such assignee or transferee of the original Holder.

14.      Severability
         ------------

         If one or more provisions of this Warrant are held to be enforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the warrant shall be interpreted as if such provisions were so excluded and the balance shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, Agritope, Inc. has caused this Warrant to be signed by its President and Chief Executive Officer on the date stated above.


                                    /S/ Adolph J. Ferro, Ph.D.
                                    --------------------------------------------
                                    Name:  Adolph J. Ferro, Ph.D.
                                    Title: President and Chief Executive Officer
ATTEST:


/S/ Gilbert N. Miller
-------------------------------------------
Gilbert N. Miller, Executive Vice President,
  Chief Financial Officer and Secretary

                                  SUBSCRIPTION
                                  ------------


The  undersigned,                      ,  pursuant  to  the  provisions  of  the
                   --------------------
foregoing  Warrant,  hereby agrees to subscribe for and purchase       shares of
                                                                 -----
the Common Stock of Agritope, Inc. covered by said Warrant, and makes payment therefor at the price per share provided by said Warrant.


Dated:                                    Signature:
        ---------------------------                 ----------------------------


                                          Address:
                                                  ------------------------------

                                   ASSIGNMENT
                                   ----------


FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto
                   --------------------
                     the foregoing Warrant and all rights evidenced thereby, and
--------------------
does  irrevocably  constitute  and  appoint                     ,  attorney,  to
                                             -------------------
transfer said Warrant on the books of Agritope, Inc.


Dated:                                    Signature:
        ---------------------------                 ----------------------------


                                          Address:
                                                  ------------------------------

                               PARTIAL ASSIGNMENT
                               ------------------


FOR VALUE  RECEIVED                       hereby  assigns  and  transfers  unto
                     --------------------
                      the right to purchase        shares of the Common Stock of
--------------------                         -----
Agritope, Inc. by the foregoing Warrant and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint
                ,  attorney,  to transfer that part of said Warrant on the books
----------------
of Agritope, Inc.


Dated:                                    Signature:
        ---------------------------                 ----------------------------


                                          Address:
                                                  ------------------------------